UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 20, 2008

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FIRST CORPORATION

(Name of Small Business issuer in its charter)

                   COLORAD0                              0-52724                     90-0219158___

     (State or other jurisdiction of            (Commission File No.)    (IRS Employer

      incorporation or organization)                                                 Identification No.)

254-16 Midlake Boulevard
Calgary, Alberta
Canada T2X 2X7

 (Address of principal executive offices)

(403) 461-7283

(Registrant’s telephone number)

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 Item 2 01. Completion of Acquisition or Disposition of Assets

On May 18, 2008 the registrant’s board of directors voted unanimously to discontinue exploration of it mineral claims in the Red Lake district of northern Ontario, due to the difficulty in securing adequate financing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1

Board Minutes – May 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 2008

First Corporation

/s/ Todd Larsen

    Todd Larsen, President

/s/ Sheryl Cousineau

    Sheryl Cousineau, Secretary/Treasurer